UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 12, 2010

Gentiva Health Services, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-15669	36-4335801
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3350 Riverwood Parkway, Suite 1400 Atlanta, Georgia		30339-3314
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (770) 951-6450

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The purpose of this Form 8-K/A No. 1 is to amend the Current Report on Form 8-K filed by Gentiva Health Services, Inc. (“Gentiva”) on August 17, 2010 (the “Original 8-K”) to include the financial statements of Odyssey HealthCare, Inc. (“Odyssey”) and the pro forma financial information of Gentiva and Odyssey, each as required by Item 9.01 of Form 8-K, which were not filed with the Original 8-K. Also, Item 8.01 is added as set forth below. Except for the foregoing, this Form 8-K/A No. 1 effects no other changes to the Original 8-K.

ITEM 8.01	Other Events

As previously reported in the Original 8-K, Gentiva issued $325 million aggregate principal amount of its 11.5% Senior Notes due 2018 (the “Notes”), which are guaranteed (the “Guarantees” and together with the Notes, the “Securities”) by substantially all of Gentiva’s domestic subsidiaries, including Odyssey and its subsidiaries (the “Guarantors”). The Securities were offered and sold in private placements to qualified institutional buyers in the United States in reliance on Rule 144A under the Securities Act of 1933, as amended.

In order to facilitate future registered offerings of Gentiva debt securities guaranteed by the Guarantors, filed herewith are the following financial statements of Gentiva, containing condensed consolidating financial information of Gentiva and those Guarantors which were subsidiaries of Gentiva prior to its acquisition of Odyssey on August 17, 2010 as well as Gentiva’s non-guarantor subsidiaries, in accordance with Rule 3-10(f) of Regulation S-X:

(1) consolidated balance sheets of Gentiva as of January 3, 2010 and December 28, 2008 and the related consolidated statements of income, changes in shareholders’ equity and cash flows for each of the years in the three-year period ended January 3, 2010, and all related financial statement schedules (Exhibit 99.4); and

(2) consolidated balance sheets of Gentiva as of July 4, 2010 and January 3, 2010 and the related consolidated statements of income for the three and six month periods ended July 4, 2010 and June 28, 2009 and cash flows for the six months ended July 4, 2010 and June 28, 2009 (Exhibit 99.5).

Except for the addition of such condensed consolidating financial information as footnotes to the foregoing financial statements and updating footnote 17 to Gentiva’s unaudited interim financial statements (Exhibit 99.5) to reflect the closing of the Odyssey acquisition, such financial statements are unchanged in all respects from those filed with Gentiva’s Annual Report on Form 10-K for the year ended January 3, 2010 and Gentiva’s Quarterly Report on Form 10-Q for the quarter ended July 4, 2010. Such condensed consolidating financial information should be read in conjunction with the condensed consolidating financial information of the other Guarantors, consisting of Odyssey and certain of its subsidiaries, set forth in the audited annual and unaudited interim consolidated financial statements of Odyssey filed as Exhibits 99.1 and 99.2, respectively, to this Form 8-K/A No. 1.

ITEM 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited financial statements of Odyssey required by this Item 9.01(a) are filed herewith as Exhibit 99.1 and incorporated by reference in this Item 9.01(a). The unaudited interim financial statements of Odyssey required by this Item 9.01(a) are filed herewith as Exhibit 99.2 and incorporated by reference in this Item 9.01(a).

(b) Pro Forma Financial Information.

The pro forma financial information required by this Item 9.01(b) is filed herewith as Exhibit 99.3 and incorporated by reference in this Item 9.01(b).

(c) Shell Company Transactions.

Not Applicable.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP

23.2	Consent of PricewaterhouseCoopers LLP

99.1	Audited consolidated financial statements of Odyssey HealthCare, Inc.

99.2	Unaudited consolidated interim financial statements of Odyssey HealthCare, Inc.

99.3	Pro forma financial information.

99.4	Audited consolidated financial statements of Gentiva Health Services, Inc.

99.5	Unaudited consolidated financial statements of Gentiva Health Services, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTIVA HEALTH SERVICES, INC.

Date: October 20, 2010	By:	/S/ ERIC R. SLUSSER
Eric R. Slusser
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP

23.2	Consent of PricewaterhouseCoopers LLP

99.1	Audited consolidated financial statements of Odyssey HealthCare, Inc.

99.2	Unaudited consolidated interim financial statements of Odyssey HealthCare, Inc.

99.3	Pro forma financial information.

99.4	Audited consolidated financial statements of Gentiva Health Services, Inc.

99.5	Unaudited consolidated financial statements of Gentiva Health Services, Inc.